                                                                   EXHIBIT 99.01

First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000


                                                                  FIRST USA





                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1992-1

                 -----------------------------------------------

                     Monthly Period:                07/01/96 to
                                                    07/31/96
                     Distribution Date:             08/15/96
                     Transfer Date:                 08/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of September 1, 1992 (the "Series 1992-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

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
A.   Information Regarding the Current Monthly Distribution.

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original certificate principal amount

                                       Class A                $      84.41666771
                                       Class B                $       4.83333333


     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                       Class A                $       1.08333329
                                       Class B                $       4.83333333



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MONTHLY CERTIFICATEHOLDERS'  STATEMENT                            Series 1992-1
Page 2

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     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                $      83.33333442
                                       Class B                $       0.00000000


B.   Information Regarding the Performance of the Trust.

     1.   Collection of Principal Receivables.

          The aggregate amount of Collections of Principal
          Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                       Class A                $    31,552,280.51
                                       Class B                $     4,297,423.83
                                                              ------------------
                                       Total                  $    35,849,704.34
                                                              ==================

     2.   Collection of Finance Charge Receivables.

          The aggregate amount of Collections of Finance
          Charge Receivables processed during the Collection
          Period which were allocated in respect of the Certificates

                                       Class A                $     1,068,324.92
                                       Class B                $       582,722.71
                                                              ------------------
                                       Total                  $     1,651,047.63
                                                              ==================

     3.   Principal Receivables / Investor Percentages

          (a)  The aggregate amount of Principal Receivables
               in the Trust as of the last day of the
               Collection Period                              $16,580,878,508.60

          (b) Invested Amount as of the last day of the Collection Period

                                       Class A                $    51,333,330.00
                                       Class B                     42,000,000.00
                                                              ------------------
                                       Total                  $    93,333,330.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1992-1
Page 3

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          (c)  The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                       Class A                             0.310%
                                       Class B                             0.253%
                                                              ------------------
                                       Total                               0.563%

          (d)  During the Amortization Period: The Invested
               Amount as of September 30, 1995 (the last day of the Revolving Period)

                                       Class A                $   308,000,000.00
                                       Class B                     42,000,000.00
                                                              ------------------
                                       Total                  $   350,000,000.00

          (c)  The Fixed/Floating Allocation Percentage: The
               Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                       Class A                             1.858%
                                       Class B                             0.253%
                                                              ------------------
                                       Total                               2.111%

     4.   Delinquent Balances.

          The aggregate amount of outstanding balances in           Aggregate
          the Accounts which were delinquent as of the end           Account
          of the day on the last day of the Collection               Balance
          Period                                                  ------------


          (a) 35 - 64 days                                        268,728,870.50
          (b) 65 - 94 days                                        174,113,131.46
          (c) 95 - 124 days                                       126,531,431.97
          (d) 125 - 154 days                                      102,556,018.17
          (e) 155 or more days                                    161,426,298.32
                                                              ------------------
                                       Total                  $   833,355,750.42
                                                              ==================

     5.   Monthly Investor Default Amount.

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Collection Period allocable to the Invested Amount (the
               "Monthly Investor Default Amount")

                                       Class A                $       296,928.88
                                       Class B                        161,961.22
                                                              ------------------
                                       Total                  $       458,890.10
                                                              ==================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1992-1
Page 4

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     6.   Investor Charge-Offs & Reimbursements of
          Charge-Offs.

          (a)  The aggregate amount of Class A and Class B
               Investor Charge-Offs during the Collection
               Period

                                       Class A                $             0.00
                                       Class B                              0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                $             0.00
                                       Class B                              0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (c)  The aggregate amount of Class A and Class B
               Investor Charge-Offs reimbursed during the
               Collection Period

                                       Class A                $             0.00
                                       Class B                              0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (d)  The amounts set forth in paragraph 6(c)
               above, per $1,000 original certificate
               principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                $             0.00
                                       Class B                              0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

     7.   Investor Servicing Fee.

          The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Collection Period

                                       Class A                $       128,333.33
                                       Class B                         70,000.00
                                                              ------------------
                                       Total                  $       198,333.33

     8.   Reallocated Principal Collections

          The amount of Reallocated Principal Collections
          applied in respect of Interest Shortfalls,
          Servicer Fees or Class A Investor Default Amounts
          for the prior month.                                $             0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1992-1
Page 5

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     9.   Withdrawals from Cash Collateral Account

          The amount to be withdrawn from Cash Collateral
          Account on the related Distribution date.           $             0.00




     10.  Cash Collateral Amount.

          The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                       Total                  $    24,903,385.33


          The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                       Total                  $    28,000,000.00


     11.  Funds on Deposit in Cash Collateral Account

          The aggregate amount of funds on deposit in the
          Cash Collateral Account pursuant to Section
          2.11(a)(vii) of the Amended Loan Agreement on such
          Distribution Date                                   $     3,903,385.33


     12.  Series 1992-1 Guaranty Amount

          (a)  The Available Series 1992-1 Guaranty Amount
               on such Distribution Date                      $    10,500,000.00

          (b)  The Required Series 1992-1 Guaranty Amount on
               such Distribution Date                         $    10,500,000.00


     13.  The Available Series 1992-1 Loan Amount

          The Available Series 1992-1 Loan Amount
          on such Distribution Date                           $    10,500,000.00





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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1992-1
Page 6

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     14.  The Pool Factor.

          The Pool Factor (which represents the ratio of the amount of the Investor Interest (taking into account the reduction in the Invested Amount to take place on the related Distribution Date for the Series 1992-1 Certificates) on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                       Class A                        0.16666666
                                       Class B                        1.00000000
                                                              ------------------
                                       Total (weighted avg.)          0.26666666


     15.  The Portfolio Yield

          The Portfolio Yield for the related Monthly Period               12.02%


     16.  The Base Rate

          The Base Rate for the related Monthly period                      7.41%






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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                              FIRST USA BANK
                              as Servicer


                              By:  /s/ W. Todd Peterson
                                   ------------------------------------
                                   W. Todd Peterson
                                   Vice President